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                             JANUS INVESTMENT FUND
                                  Janus Fund 2
                         Janus Special Situations Fund

                       Supplement Dated December 13, 2002
                     To Prospectus Dated February 25, 2002

On December 10, 2002, the Trustees of Janus Investment Fund approved reorganization transactions in which Janus Fund 2 will transfer its assets and liabilities to Janus Fund in exchange for shares of Janus Fund and Janus Special Situations Fund will transfer its assets and liabilities to Janus Strategic Value Fund in exchange for shares of Janus Strategic Value Fund. As of the effective date of the transactions, Shareholders of Janus Fund 2 will receive shares of Janus Fund, a series of Janus Investment Fund, equal in value to their then current holdings in Janus Fund 2, and Shareholders of Janus Special Situations Fund will receive shares of Janus Strategic Value Fund, a series of Janus Investment Fund, equal in value to their then current holdings in Janus Special Situations Fund. The transactions are expected to be effective on or about February 28, 2003.

Subsequent to the Janus Special Situations Fund transaction, the surviving fund will be renamed Janus Special Equity Fund and will, under normal circumstances, invest at least 80% of its net assets in equity securities.

Effective December 13, 2002, Janus Fund 2 and Janus Special Situations Fund will be closed to new investors.